UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): July 16, 2010

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Extension of Loan Agreement

On July 16, 2010, Branch Banking and Trust Company ( the “Bank”) granted The Goldfield Corporation (the “Company”), and certain of its wholly owned subsidiaries, including Pineapple House of Brevard, an Extension of a $881,000 Loan Agreement (the “Pineapple House Mortgage”) originally entered into by the parties on November 18, 2005 and last modified on May 18, 2010. Pursuant to the loan extension the maturity date of the Pineapple House Mortgage is extended from July 18, 2010 to August 2, 2010, subject to further extension by the Bank at its discretion. Based on current discussions with the Bank, the Company expects to be able to renew this loan on substantially similar terms to those currently in effect, subject to the inclusion of a minimum interest rate of 3.2%, which would result in an increase from the interest rate for this loan of 2.20%, determined as of June 30, 2010.

The foregoing description of the loan Extension does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Loan Extension of the Pineapple House Mortgage filed as Exhibit 10-1 to this Current Report on Form 8-K, the Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge of the Pineapple House Mortgage filed as Exhibit 10-2, and the First Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3 in the Company’s Current Reports on Form 8-K filed on May 18, 2010, to the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005, September 28, 2007 and March 10, 2009 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, and the related exhibits thereto, and to the discussion of debt covenants in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources,” and each of the foregoing is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Extension of Loan Agreement,” the Company, certain of its wholly owned subsidiaries and the Bank entered into an extension of the Pineapple House Mortgage. The Loan Extension of the Pineapple House Mortgage filed as Exhibit 10-1 to this Current Report on Form 8-K, the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005, September 28, 2007 and March 10, 2009 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, the Modification of the Pineapple House Mortgage filed as Exhibit 10-1, the Allonge of the Pineapple House Mortgage filed as Exhibit 10-2, and the First Amendment to the Loan Agreement of the Pineapple House Mortgage filed as Exhibit 10-3 in the Company’s Current Report on Form 8-K filed on May 18, 2010 and the discussion of debt covenants in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources,” are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Extension of Mortgage of The Goldfield Corporation relating to Loans of up to $881,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 22, 2010

THE GOLDFIELD CORPORATION

By:	/S/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary